Issued Capital and Reserves	9 Months Ended
Sep. 30, 2025
Issued Capital and Reserves [Abstract]
ISSUED CAPITAL AND RESERVES
10	ISSUED CAPITAL AND RESERVES

The Company’s issued share capital comprised of the following:

	September 30, 2025	December 31, 2024
Authorized common shares (nominal value of US$0.01 per share)	265,430,000	—
Issued shares	230,863,524	206,942,440
Weighted-average shares basic and diluted, recasted	211,075,863	206,942,440

Kyivstar Group Ltd. was incorporated on March 7, 2025 with an authorized share capital of US$2, divided into 2,000,000,000 common shares, with a nominal value of US$0.001 (in dollars) each, all of which are designated as common shares. On June 13, 2025, the entire issued and unissued share capital of the Company was consolidated on a 10:1 basis into 200,000,000 common shares of nominal value US$0.01 (in dollars), with no change to the US$2 authorized share capital. On July 8, 2025, Kyivstar Group Ltd. increased its authorized share capital to 265,430,000 common shares of nominal value US$0.01 (in dollars).

The issued shares presented as of December 31, 2024 have been retroactively recast to reflect the capital structure following the Capital Reorganization. For the nine and three-months ended September 30, 2025 the 7,666,629 public warrants were excluded from the calculation of diluted earnings per share as the impact of including them was anti-dilutive.

Subject to our bye-laws and to any shareholders’ resolution to the contrary, and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, for such time as we have authorized but unissued share capital the Kyivstar Group Ltd. Board has the power to issue Kyivstar Group Ltd. Common Shares on such terms and conditions as the Kyivstar Group Ltd. Board may determine. Any increase in our authorized share capital requires the approval of in excess of 50% of the shares voted (a “simple majority”) at a shareholders’ meeting (a “general meeting”).

The holders of Kyivstar Group Ltd. Common Shares are, subject to our bye-laws and Bermuda law, generally entitled to enjoy all the rights attaching to Kyivstar Group Ltd. Common Shares detailed below.

Except for treasury shares, each fully paid Kyivstar Group Ltd. Common Share entitles its registered holder to:

●	receive notice of, attend and participate in general meetings;

●	have one vote per Kyivstar Group Ltd. Common Share on all issues voted upon at a general meeting, except for the purposes of cumulative voting for the election of the Kyivstar Group Ltd. Board, in which case each Kyivstar Group Ltd. Common Share shall have the same number of votes as the total number of members to be elected to the Kyivstar Group Ltd. Board and all such votes may be cast for a single candidate or may be distributed between or among two or more candidates;

●	receive dividends approved by the Kyivstar Group Ltd. Board (any dividend or other money payable in respect of a share which has remained unclaimed for six years from the date when it became due for payment shall, if the Kyivstar Group Ltd. Board so resolves, be forfeited and cease to remain owing by Kyivstar Group Ltd.);

●	in the event of our liquidation, receive a pro rata share of our surplus assets; and

●	exercise any other rights of a common shareholder set forth in our bye-laws and Bermuda law.

There are no sinking fund provisions attached to any of our shares. Holders of fully paid common shares have no further liability to Kyivstar Group Ltd. for capital calls.